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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)  October 18, 1999
                                                        ----------------


                                 ROWECOM INC.
                                 ------------
              (Exact Name of Registrant as Specified in Charter)

          DELAWARE                0-21379                04-3370008
          ----------------------------------------------------------------
(State or Other Jurisdiction    (Commission            (IRS Employer
     of Incorporation)          File Number)           Identification No.)

                  725 Concord Street, Cambridge, MA     02138
                  -------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code  (617) 497-5800
                                                          --------------
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                                      -2-

     Item 2.  Acquisition or Disposition of Assets.
              ------------------------------------

          On October 4, 1999, RoweCom Inc. ("RoweCom") acquired (i) all of the issued and outstanding capital stock of Dawson, Inc., a Delaware corporation, (other than Electronic Online Systems International, Inc. and Quality Books, Inc.) and (ii) certain assets of U.K.-based Dawson Information Services Group from its publicly held parent, Dawson Holdings Plc ("Dawson"), pursuant to an Agreement (the "Agreement"). The assets acquired were the subscription businesses of the Information Services Group of Dawson operating in Canada, France, Spain and the United Kingdom and the book business of the Information Services Group of Dawson operating in Canada. The acquisition is being accounted for under the purchase method of accounting.

          The aggregate consideration paid by RoweCom to Dawson consisted of approximately $56 million in cash and shares of RoweCom's Common Stock (each subject to certain post-closing adjustments as provided in the Agreement). The terms of the Agreement were determined in arm's-length negotiations between RoweCom and Dawson. The cash portion of the purchase price came from the proceeds of RoweCom's initial public offering which closed on March 12, 1999 and its preferred stock financing which closed in December of 1998.

          All other information required by Item 2 is set forth in the Agreement filed as Exhibit 2.1 hereto and the registrant's press releases filed as Exhibits 99.1 and 99.2 hereto, respectively, and is incorporated herein by reference.

     Item 7.  Financial Statements, Pro Forma Financial Information and
              ---------------------------------------------------------
              Exhibits.
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     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

     In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by this Item 7(a) of Form 8-K and Rule 3-05(b) of Regulation S-X will be filed by amendment to this initial report no later than 60 days after the date of the filing of this report.

     (b)  Pro Forma Financial Information.
          -------------------------------

     In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information required by this Item 7(b) of Form 8-K will be filed by amendment to this initial report no later than 60 days after the date of the filing of this report.

     (c)  Exhibits.
          --------

     Exhibit 2, Agreement, dated as of September 16, 1999, by and among Dawson, RoweCom, the Vendors and the Purchasers (each defined therein).

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                                      -3-

                    (Does not include Exhibits or Disclosure Schedules. RoweCom will furnish a copy of any such omitted exhibit or schedule to the Commission upon request.)

     Exhibit 99.1, Press Release of RoweCom announcing the completion of the acquisition of Dawson Information Services Group

     Exhibit 99.2, Press Release of RoweCom announcing the signing of an agreement with respect to RoweCom's proposed acquisition of Dawson Information Services Group
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                                      -4-

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ROWECOM INC.


                         By:  /s/ Richard R. Rowe
                              ----------------------------
                              Richard R. Rowe
                              President and
                              Chief Executive Officer

Dated:  October 18, 1999

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                                 EXHIBIT INDEX


Exhibit No.         Description
----------          -----------

 2.1 Agreement, dated as of September 16, 1999, by and among RoweCom Inc., Dawson Holdings Plc, the Vendors and the Purchasers (as defined therein).

 99.1 Press Release of RoweCom announcing the completion of the acquisition of Dawson Information Services Group.

 99.2 Press Release of RoweCom announcing the signing of an agreement with respect to RoweCom's proposed acquisition of Dawson Information Services Group.